ICOA, INC.

                                111 AIRPORT ROAD

                           WARWICK, RHODE ISLAND 02889

                                                                   April 4, 2001


To each of the Investors listed on Schedule I hereto:

                  Reference is made to each of those certain Subscription Agreements, dated as of August 28, 2000 (the "Subscription Agreements") between each Subscriber and ICOA, Inc., a Nevada corporation (the "Company"). All terms defined in each of the Subscription Agreements shall have the same meaning when used in this waiver unless otherwise defined herein.

                  Pursuant to Section 10.1(iv) of each of the Subscription Agreements, the Company agreed to file a registration statement on Form SB-2 under the Securities Act of 1933, as amended (the "Registration Statement"), to register not less than 45,000,000 shares of Common Stock underlying the Registrable Securities, of which not less than 33,000,000 shares "shall be reserved for issuance upon conversion of the Notes and exercise of the Warrants issuable in connection with the Notes and the remaining registered Shares shall be reserved for issuance upon conversion of the Put Notes and exercise of the Warrants issuable in connection with the Put Notes." Each Subscriber hereby waives the Company's obligation to comply with Section 10.1(iv) of each of the Subscription Agreements insofar as it relates to the filing of the Registration Statement to register the Registrable Securities, other than such Registrable Securities (the "Initial Securities") consisting of Common Stock issuable upon conversion of Notes issued on and dated as of August 28, 2000 (the Closing Date) and Put Notes issued on and dated as of February 8, 2001 (the first Put Closing
Date). (For the avoidance of doubt, the "Initial Securities" do not include any other Put Notes or any Warrants issuable at any time.) In addition, each Subscriber and the Company agree that such section is hereby amended to change the number of shares of Common Stock required to be registered from not less than 45,000,000 to not less than 32,000,000 shares, and the number of reserved shares from not less than 33,000,000 to not less than 32,000,000 shares, and such numbers of registered and reserved shares shall relate solely to the Initial Securities. Failure to file a registration statement with respect to, or to register, Registrable Securities other than the Initial Securities shall not constitute a Non-Registration Event under the Subscription Agreements or under any Warrants, or an Event of Default under the Notes or Put Notes; provided, however, that the Subscribers do not waive any liquidated damages that may have accrued to date pursuant to Section 10.4 of the Subscription Agreements. Each Subscriber and the Company agree that the Company may not hereafter exercise any Puts under the Subscription Agreements unless and until the parties reach agreement on a revised registration process.

                  Pursuant  to  Section   11.5  of  each  of  the   Subscription
Agreements, the Company and the Subscribers agreed that subject to certain conditions, a Subscriber could assign to another party either before or after exercise of a Put by the Company, the Subscriber's right to pay all or some of the Put Purchase Price and receive the corresponding Put Securities. The Company and the Subscribers do hereby amend such section with respect to any exercise of Puts hereafter, to the effect that such section shall permit such assignments between existing Subscribers only to the exclusion of any other parties.

Investors listed on Schedule I
April 4, 2001
page 2/2


                  Except as set forth in this waiver, each of the Subscription Agreements remains in full force and effect and no other rights or remedies are waived or changed. Please acknowledge your agreement with the foregoing by signing in the space provided below.

                                                Very truly yours,

                                                ICOA, INC.

                                                By: /s/
                                                   -----------------------------
                                                    Name:
                                                    Title:

                               AGREED AND ACCEPTED

                               -------------------

KESHET L.P.                                 TUSK INVESTMENTS, INC.
--SUBSCRIBER                                --SUBSCRIBER

By:                                             By:
    -------------------------------                -----------------------------
    Name:                                          Name:
    Title:                                         Title:


TALBIYA B. INVESTMENTS LTD.                 LIBRA FINANCE, S.A.
--SUBSCRIBER AND WARRANT RECIPIENT           --WARRANT RECIPIENT

By:                                             By:
    -------------------------------                -----------------------------
    Name:                                          Name:
    Title:                                         Title:


NESHER LTD.

--SUBSCRIBER

By:
    ---------------------------------
    Name:
    Title:

                                   SCHEDULE I

Keshet L.P.
Ragnall House
18 Peel Road

Douglas, Isle of Man

1M1 4L2

United Kingdom

Talbiya B. Investments
Ragnall House
18 Peel Road
Douglas, Isle of Man

1M1 4L2

United Kingdom

Nesher Ltd.
Ragnall House
18 Peel Road

Douglas, Isle of Man

1M1 4L2

United Kingdom

Tusk Investments, Inc.
P.O. Box 4603
Zurich
Switzerland

Libra Finance, S.A.
P.O. Box 4603
Zurich
Switzerland